UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2024 (December 09, 2024)

BURTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	86-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Pennsylvania Ave NW, Suite 700

Washington, DC 20004

(Address of principal executive offices, including zip code)

(202) 600-5757

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	BRKHU	The Nasdaq Stock Market, LLC

Class A Common Stock, par value $0.0001 per share	BRKH	The Nasdaq Stock Market, LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	BRKHW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its stockholders at the special annual meeting of stockholders held on December 09, 2024 (the “Special Annual Meeting”), BurTech Acquisition Corp. (the “Company”) entered into an amendment to the investment management trust agreement dated as of December 10, 2021, with Continental Stock Transfer & Trust Company (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination on a month-to-month basis (each an “Extension”), until May 15, 2025, by depositing into the Trust Account $0.05 per unredeemed share of Class A common stock (the “Extension Payment”) or $205,227.15 per month for each one-month Extension.

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Trust Amendment, filed hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Annual Meeting held on December 09, 2024, the Company filed an amendment to its second amended and restated certificate of incorporation (the “Charter”) with the Delaware Secretary of State (the “Charter Amendment”), to extend the date by which BurTech has to consummate a business combination from December 15, 2024 to May 15, 2025 on a month-to-month basis.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 09, 2024, the Company held the Special Annual Meeting. On November 12, 2024, the record date for the Special Annual Meeting, there were 15,162,663 shares of common stock entitled to be voted at the Special Annual Meeting. This includes 15,162,658 Class A Shares, and 5 Class B Shares (together being the outstanding shares of the Company’s common stock, referred to as the “Shares”). At the Special Annual Meeting, 14,231,163 Shares or 93.86% of such Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Annual Meeting are as follows:

1.	Charter Amendment

Stockholders approved the proposal to amend the Company’s Charter: to extend the date by which BurTech has to consummate a business combination from December 15, 2024 on a month-to-month basis until May 15, 2025. The Charter Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting, vote at the Special Annual Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,374,610	114,904	0	0

On December 09, 2024, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

2.	Trust Amendment

Stockholders approved the proposal to amend the Company’sS investment management trust agreement, dated as of December 10, 2021 by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend the time to complete a business combination on a month-to-month basis until May 15, 2025 by depositing into the Trust Account $0.05 per unredeemed share of Class A common stock or $205,227.15 for each one-month Extension. Adoption of the Trust Amendment required approval by the affirmative vote of at least 65% of the Company’s Shares. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,374,610	114,904		0

3.	Ratificaton of Auditors

Stockholders approved the proposal to ratify the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024. We refer to this proposal as the “Ratification of Auditors Proposal”. The Ratification of Auditors Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Annual Meeting.The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,230,811	0	352	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Special Annual Meeting of Stockholders held by the Company on December 09, 2024, 241,120 shares were tendered for redemption. As a result, approximately $2,774,657.98 (approximately $10.51 per share) will be removed from the Company’s trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date.

Following redemptions, the Company will have 4,104,543 shares of Class A Common Stock and 5 shares of Class B Common Stock, issued and outstanding, and approximately $47,232,510.65 will remain in the Company’s trust account.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Amendment 3 to the Second Amended and Restated Certificate of Incorporation of BurTech Acquisition Corp. dated December 09, 2024
10.1	Amendment 3 to the Investment Management Trust Agreement of December 10, 2021, between BurTech Acquisition Corp. and Continental Stock Transfer & Trust Company dated December 09, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURTECH ACQUISITION CORP.

	By:	/s/ Shahal Khan
		Name:	Shahal Khan
		Title:	Chief Executive Officer

Dated: December 12, 2024

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